UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

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Oaktree Specialty Lending Corporation

Oaktree Strategic Income Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Oaktree Specialty Lending Corporation

Oaktree Strategic Income Corporation

333 South Grand Avenue, 28th Floor

Los Angeles, CA 90071

Dear Stockholders:

You are cordially invited to attend the 2018 Joint Annual Meeting of Stockholders (the “Annual Meeting”) of Oaktree Specialty Lending Corporation (formerly known as Fifth Street Finance Corp. through October 17, 2017, “OCSL”), and Oaktree Strategic Income Corporation (formerly known as Fifth Street Senior Floating Rate Corp. through October 17, 2017, “OCSI”, and each of OCSL and OCSI, a “Company” and together, the “Companies”) to be held virtually on April 6, 2018, at 10:00 a.m., Pacific Time at the following websites: www.virtualshareholdermeeting.com/ocsl2018, for OCSL stockholders and www.virtualshareholdermeeting.com/ocsi2018, for OCSI stockholders. Stockholders of record of OCSL and/or stockholders of record of OCSI at the close of business on February 9, 2018 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Details of the business to be conducted at the Annual Meeting are given in the accompanying Notice of Joint Annual Meeting and 2018 joint proxy statement. The joint proxy statement and each Company’s Annual Report for the fiscal year ended September 30, 2017 are being made available to the respective stockholders thereof via the Internet on or about February 9, 2018. Your vote is very important to us.

Your Board of Directors unanimously recommends that you vote FOR the election of each of the nominees proposed by your Board of Directors and described in the accompanying joint proxy statement and FOR the proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for your Company for the fiscal year ending September 30, 2018. You can vote for your Board of Directors’ nominees and on the other matters to be voted on at the Annual Meeting by following the instructions on the Notice of Internet Availability of Proxy Materials and voting by Internet or telephone.

It is important that your shares be represented at the Annual Meeting. Please follow the instructions on the Notice of Internet Availability of Proxy Materials and vote via the Internet or telephone. We encourage you to vote via the Internet as it saves us significant time and processing costs. However, the Notice of Internet Availability of Proxy Materials includes instructions on how to request a hard copy of the joint proxy statement and proxy card for the Annual Meeting free of charge, and you may vote your proxy by returning your proxy card to us after you request the hard copy materials. Voting by proxy does not deprive you of your right to participate in the virtual Annual Meeting.

No matter how many or few shares in a Company you own, your vote and participation are very important to us.

Sincerely,

/s/ Edgar Lee
Edgar Lee
OCSL and OCSI Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Stockholders to Be Held on April 6, 2018.

This 2018 joint proxy statement and the OCSL Annual Report on Form 10-K for the year ended September 30, 2017 are also available at https://www.oaktreespecialtylending.com. This 2018 joint proxy statement and the OCSI Annual Report on Form 10-K for the year ended September 30, 2017 are also available at https://www.oaktreestrategicincome.com.

OAKTREE SPECIALTY LENDING CORPORATION

OAKTREE STRATEGIC INCOME CORPORATION

333 South Grand Avenue, 28th Floor

Los Angeles, CA 90071

NOTICE OF VIRTUAL 2018 JOINT ANNUAL MEETING OF STOCKHOLDERS

Online Meeting Only – No Physical Meeting Location

OCSL: www.virtualshareholdermeeting.com/ocsl2018

OCSI: www.virtualshareholdermeeting.com/ocsi2018

April 6, 2018, 10:00 a.m., Pacific Time

Dear Stockholders:

The 2018 Joint Annual Meeting of Stockholders (the “Annual Meeting”) of Oaktree Specialty Lending Corporation, a Delaware corporation (formerly known as Fifth Street Finance Corp. through October 17, 2017, “OCSL”), and Oaktree Strategic Income Corporation, a Delaware corporation (formerly known as Fifth Street Senior Floating Rate Corp. through October 17, 2017, “OCSI”, and each of OCSL and OCSI, a “Company” and together, the “Companies”), will be conducted online on April 6, 2018, at 10:00 a.m., Pacific Time at the following websites:

www.virtualshareholdermeeting.com/ocsl2018, for OCSL stockholders; and

www.virtualshareholdermeeting.com/ocsi2018, for OCSI stockholders.

At the Annual Meeting, in addition to transacting such other business as may properly come before the meeting and any adjournments and postponements thereof, the respective stockholders of each Company will consider and vote on the following proposals as to such Company:

•	The election of two directors, each of whom will serve until the 2021 Annual Meeting of Stockholders or until his successor is duly elected and qualified; and

•	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for such Company for the fiscal year ending September 30, 2018.

EACH COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE APPLICABLE COMPANY’S DIRECTOR NOMINEES DESCRIBED IN THE ACCOMPANYING JOINT PROXY STATEMENT AND “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR SUCH COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2018.

You have the right to receive notice of, and to vote at, the Annual Meeting as to the OCSL proposals if you were a stockholder of record of OCSL at the close of business on February 9, 2018 and as to the OCSI proposals if you were a stockholder of record of OCSI at the close of business on February 9, 2018. Each Company is furnishing a proxy statement and proxy card to its respective stockholders on the Internet, rather than mailing printed copies of those materials to each of its stockholders. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy statement and proxy card unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy statement, and vote your proxy, on the Internet.

Whether or not you plan to participate in the Annual Meeting, we encourage you to vote your shares by following the instructions on the Notice of Internet Availability of Proxy Materials.

We are not aware of any other business, or any other nominees for election as directors of either Company, that may properly be brought before the Annual Meeting.

Thank you for your continued support of Oaktree Specialty Lending Corporation and Oaktree Strategic Income Corporation.

By order of the Boards of Directors,

/s/ John B. Frank
John B. Frank
OCSL and OCSI Chairman

Los Angeles, CA

February 9, 2018

To ensure proper representation at the Annual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your shares via the Internet or telephone, or by requesting, signing, dating and returning a proxy card. Even if you vote your shares prior to the Annual Meeting, you still may participate in the virtual Annual Meeting.

Oaktree Specialty Lending Corporation

Oaktree Strategic Income Corporation

333 South Grand Avenue, 28th Floor

Los Angeles, CA 90071

JOINT PROXY STATEMENT

Virtual 2018 Joint Annual Meeting of Stockholders

General

We are furnishing you this joint proxy statement in connection with the solicitation of proxies by the Boards of Directors (each, a “Board” and together, the “Boards”) of Oaktree Specialty Lending Corporation (formerly known as Fifth Street Finance Corp. through October 17, 2017, “OCSL”) and Oaktree Strategic Income Corporation (formerly known as Fifth Street Senior Floating Rate Corp. through October 17, 2017, “OCSI”, and OCSL and OCSI, each, a “Company” and together, the “Companies,” “we,” “us,” or “our”) for use at the Companies’ virtual 2018 Joint Annual Meeting of Stockholders (the “Annual Meeting”). This joint proxy statement and each Company’s Annual Report for the fiscal year ended September 30, 2017 are being made available to the respective stockholders thereof via the Internet on or about February 9, 2018. When we refer to each Company’s fiscal year, we mean the 12-month period ending September 30 of the stated year (for example, fiscal year 2017 was October 1, 2016 through September 30, 2017).

We encourage you to vote your shares, by following the instructions on the Notice of Internet Availability of Proxy Materials and granting a proxy (i.e., authorizing someone to vote your shares). If you provide voting instructions, either via the Internet, by telephone or by requesting, signing, dating and returning a proxy card, and the Company receives them in time for the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specified.

Although each Company is a separate business development company and stockholders of each Company will vote separately on the proposals contained herein, the Companies are soliciting votes through this joint proxy statement to reduce expenses to the Companies in connection with soliciting proxies for the Annual Meeting.

Annual Meeting Information

The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location and the meeting will only be conducted via live webcast. The virtual Annual Meeting will be held on April 6, 2018 at 10:00 a.m., Pacific Time. To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/ocsl2018 if you are an OCSL stockholder and/or www.virtualshareholdermeeting.com/ocsi2018 if you are an OCSI stockholder and, in each case, enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials for the applicable Company. Online check-in will begin at 9:55 a.m., Pacific Time. Please allow time for online check-in procedures.

You are entitled to participate in the virtual Annual Meeting only if you are a stockholder of OCSL or OCSI as of the close of business on the record date for the Annual Meeting, which is February 9, 2018 (the “Record Date”), or you hold a valid proxy for the Annual Meeting.

Availability of Proxy and Annual Meeting Materials

This 2018 joint proxy statement and the OCSL Annual Report on Form 10-K for the year ended September 30, 2017 are also available at https://www.oaktreespecialtylending.com. This 2018 joint proxy statement and the OCSI Annual Report on Form 10-K for the year ended September 30, 2017 are also available at https://www.oaktreestrategicincome.com.

Purpose of Annual Meeting

In addition to transacting such other business as may properly come before the Annual Meeting and any adjournments or postponements, at the Annual Meeting, the respective stockholders of each Company will be asked to vote on the following proposals as to such Company:

1. To elect two directors, each of whom will serve until the 2021 Annual Meeting of Stockholders or until his successor is duly elected and qualified; and

2. To ratify the selection of Ernst & Young LLP (“EY”) to serve as such Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018.

Voting Information

General

EACH COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE APPLICABLE COMPANY’S DIRECTOR NOMINEES DESCRIBED IN THE ACCOMPANYING JOINT PROXY STATEMENT AND “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR SUCH COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2018.

Voting Securities

You may cast one vote for each share of common stock of the applicable Company that you owned as of the Record Date. Shares of each Company’s common stock have equal voting rights as all other shares of such Company’s common stock and, in each case, are the only class of voting securities outstanding of each Company. Stockholders can vote only on matters affecting a Company in which they hold shares of common stock. As of January 26, 2018, OCSL had 140,960,651 shares of common stock outstanding and OCSI had 29,466,768 shares of common stock outstanding.

Quorum Required

For a Company to conduct business at the Annual Meeting, a quorum of stockholders of that Company must be present at the Annual Meeting. The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the shares of a Company’s common stock outstanding on the Record Date will constitute a quorum of such Company. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes.

The Chairman of each Company shall have the power to adjourn such Company’s Annual Meeting, whether or not a quorum is present, from time to time for any reason and without notice other than announcement at the Annual Meeting.

Submitting Voting Instructions for Shares Held Through a Broker, Bank, Trustee or Nominee

If you hold shares of a Company’s common stock through a broker, bank, trustee or nominee, you must follow the voting instructions you receive from your broker, bank, trustee or nominee. If you hold shares of a Company’s common stock through a broker, bank, trustee or nominee and want to participate in the virtual Annual Meeting, you must follow the instructions you receive from your broker, bank, trustee or nominee. Please instruct your broker, bank, trustee or nominee so your vote can be counted.

Discretionary Voting

Brokers, banks, trustees and nominees have discretionary authority to vote on “routine” matters, but not on “non-routine” matters. The “routine” matter being considered by each Company at this Annual Meeting is the ratification of the appointment of such Company’s independent registered public accounting firm, and the “non-routine” matter being considered by each Company at this Annual Meeting is the election of directors. If you hold your shares in street name (or “nominee name”) and do not provide your broker, bank, trustee or nominee who holds such shares of record with specific instructions regarding how to vote on each Company’s proposal to elect director(s), your broker may not be permitted to vote your shares on such “non-routine” proposals.

Please note that to be sure your vote is counted on a Company’s proposal to elect director(s), you should instruct your broker, bank, trustee or nominee how to vote your shares. If you do not provide voting instructions, votes may not be cast on your behalf with respect to such proposals.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of a Company’s common stock, you may authorize a proxy to vote on your behalf by following the instructions provided on the Notice of Internet Availability of Proxy Materials. Authorizing your proxy will not limit your right to participate in the virtual Annual Meeting and vote your shares online. A properly completed and submitted proxy will be voted in accordance with your instructions unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the applicable Board’s recommendations. Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

Receipt of Multiple Proxy Cards

Some of each Company’s stockholders hold their shares in more than one account and may receive a separate Notice of Internet Availability of Proxy Materials for each of those accounts. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you vote by following the instructions in each Notice of Internet Availability of Proxy Materials you receive.

Revoking Your Proxy

If you are a stockholder of record of OCSL and/or OCSI, you can revoke your proxy as to either or both Companies at any time before it is exercised by: (i) delivering a written revocation notice that is received prior to the Annual Meeting to Oaktree Specialty Lending Corporation or Oaktree Strategic Income Corporation, as applicable, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, Attention: Secretary; (ii) submitting a later-dated proxy that we receive before the conclusion of voting at the Annual Meeting; or (iii) participating in the virtual Annual Meeting and voting online. If you hold shares of a Company’s common stock through a broker, bank, trustee or nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Participating in the virtual Annual Meeting does not revoke your proxy unless you also vote online at the Annual Meeting.

Votes Required

Election of directors. The affirmative vote of a plurality of the shares of a Company’s common stock outstanding and entitled to vote thereon at the Annual Meeting is required to elect each director nominee of that Company (i.e., the candidates receiving the most “for” votes will win each election). Stockholders may not cumulate their votes. Votes to “withhold authority” and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Ratification of independent registered public accounting firm. The affirmative vote of a majority of a Company’s votes cast at the Annual Meeting is required to ratify the appointment of EY to serve as such Company’s independent registered public accounting firm (i.e., the number of shares voted “for” the ratification of the appointment of EY exceeds the number of votes “against” the ratification of the appointment of EY). Abstentions and broker non-votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Information Regarding This Solicitation

Each Company will bear its allocable portion of the expenses of the solicitation of proxies. In addition to mail and e-mail, proxies may be solicited personally, via the Internet or by telephone or facsimile, by regular employees of Oaktree Fund Administration, LLC (“Oaktree Administrator”), the Companies’ administrator, and its affiliates and/or a paid solicitor. No additional compensation will be paid to such regular employees for such services. If the Companies retain a solicitor, the Companies have estimated that they will pay an aggregate of approximately $5,000 plus out-of-pocket expenses for such services. If the Companies engage a solicitor, you could be contacted by telephone on behalf of your Company and be urged to vote. The solicitor will not attempt to influence how you vote your shares, but will only ask that you take the time to cast a vote. Each Company will reimburse brokers and other persons holding such Company’s common stock in their names, or in the names of nominees, for their expenses for forwarding proxy materials to principals and beneficial owners and obtaining their proxies. The principal address of Oaktree Administrator is 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 26, 2018, the beneficial ownership information of each current director, including the nominees for director, of both Companies, as well as each Company’s executive officers, each person known to it to beneficially own 5% or more of the outstanding shares of its common stock, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 140,960,651 shares of OCSL’s common stock, and 29,466,768 shares of OCSI’s common stock, outstanding as of January 26, 2018.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the shares of a Company’s common stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Companies believe that each beneficial owner set forth in the table below has sole voting and investment power over the shares beneficially owned by such beneficial owner. The directors are divided into two groups — interested director and independent directors. The interested director is an “interested person” of each Company as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). The address of all executive officers and directors is c/o Oaktree Specialty Lending Corporation or c/o Oaktree Strategic Income Corporation, as applicable, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.

	Number of Shares of Common Stock Owned Beneficially		Percentage of Company Common Stock Outstanding
Name (Company or Companies)	OCSL	OCSI	OCSL	OCSI
Interested Director:
John B. Frank (OCSL; OCSI)	28,784	11,876	*	*
Independent Directors:
Richard Cohen (OCSI)	N/A	33,025	N/A	*
Richard P. Dutkiewicz (OCSL)(1)	29,738	N/A	*	N/A
Marc H. Gamsin (OCSL; OCSI)	—	—	—	—
Craig Jacobson (OCSL; OCSI)	31,200	17,600	*	*
Richard G. Ruben (OCSL; OCSI)	30,250	23,000	*	*
Bruce Zimmerman (OCSL; OCSI)	10,000	6,000	*	*
Executive Officers:
Mel Carlisle (OCSL; OCSI)	—	—	—	—
Kimberly Larin (OCSL; OCSI)	—	—	—	—
Edgar Lee (OCSL; OCSI)	12,000	6,000	*	*
Mathew Pendo (OCSL; OCSI)	12,000	6,000	*	*
All Executive Officers and Directors as a Group(2)	153,972	103,501	*	*
5% Holders
Senvest Management, LLC(3)	7,158,959	—	5.08%	—
Oaktree Capital Management, L.P.(4) (5)	25,910,813	7,956,767	18.4%	27.0%
Leonard M. Tannenbaum (6) (7)	25,634,813	7,899,167	18.2%	26.8%

*Represents	less than 1%

(1)	Accounts owned include shares held in a brokerage account that may be pledged as loan collateral on a margin basis.
(2)	Amount only includes Section 16(a) reporting persons of the Companies.
(3)

Based on a Schedule 13G filed by Senvest Management, LLC on November 15, 2017, Senvest Management, LLC and Richard Mashaal may be deemed to beneficially own 7,158,959 shares of OCSL common stock held by Senvest Master Fund, LP by virtue of Senvest Management, LLC’s position as investment manager of Senvest Master Fund, LP and by Mr. Mashaal’s status as the managing member of Senvest Management, LLC, respectively. The address for Richard Mashaal and Senvest Management, LLC is 540 Madison Avenue, 32nd Floor, New York, NY 10022.
(4)	The address for Oaktree Capital Management, L.P. (“Oaktree”) is 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071. As reported on a Schedule 13D filed by Oaktree on November 1, 2017 and a Form 4 filed by Oaktree on December 15, 2017, of the OCSL shares over which Oaktree has shared voting and dispositive power, (i) 276,000 shares of OCSL common stock are held by Oaktree Capital I, L.P. and (ii) Oaktree may be deemed to beneficially own 25,634,813.404 shares of OCSL common stock pursuant to a voting agreement by and among Oaktree, Fifth Street Holdings, L.P. (“FSH”), Leonard M. Tannenbaum, the Leonard M. Tannenbaum Foundation, the Tannenbaum Family 2012 Trust and 777 West Putnam Avenue LLC.
(5)	As reported on a Schedule 13D filed by Oaktree on July 13, 2017, a Form 4 filed by Leonard M. Tannenbaum on November 2, 2017 and a Form 4 filed by Oaktree on December 15, 2017, of the OCSI shares over which Oaktree has shared voting and dispositive power, (i) 57,600 shares of OCSI common stock are held by Oaktree Capital I, L.P. and (ii) Oaktree may be deemed to beneficially own 7,899,167 shares of OCSI common stock pursuant to a voting agreement by and among Oaktree, FSH, Leonard M. Tannenbaum, the Leonard M. Tannenbaum Foundation and the Tannenbaum Family 2012 Trust.
(6)	The address for Leonard M. Tannenbaum is 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830. As reported on the Schedule 13D/A filed by Mr. Leonard M. Tannenbaum on October 25, 2017, of the 25,634,813 shares of OCSL common stock over which Mr. Tannenbaum has shared voting and dispositive power (i) 14,643,009.404 shares of OCSL common stock are held by Mr. Tannenbaum directly; (ii) 1,251,952 shares of OCSL common stock are held by the Leonard M. Tannenbaum Foundation, for which Mr. Tannenbaum serves as the President; (iii) 1,122,281 shares of OCSL common stock are held by 777 West Putnam Avenue LLC, for which Mr. Tannenbaum holds a majority of the equity interest of the sole member; (iv) 655,850 shares of OCSL common stock are held directly by the Leonard M. Tannenbaum 2012 Trust for the benefit of certain members of Mr. Tannenbaum’s family for which Mr. Bernard D. Berman is a trustee and (v) 7,961,721 of OCSL common stock shares are directly held by Fifth Street Holdings, L.P.
(7)	As reported on the Form 4 filed by Mr. Tannenbaum on November 2, 2017, of the 7,899,167 shares of OCSI common stock over which Mr. Tannenbaum has shared voting and dispositive power: (i) 5,080,544 shares of OCSI common stock are held by Mr. Tannenbaum directly; (ii) 2,668,381 of OCSI common stock shares are held by Fifth Street Holdings, L.P.; (iii) 139,367 shares of OCSI common stock are held directly by the Leonard M. Tannenbaum 2012 Trust for the benefit of certain members of Mr. Tannenbaum’s family for which Mr. Bernard D. Berman is a trustee and (iv) 10,875 shares of OCSI common stock are held by Mr. Tannenbaum’s children.

As indicated above, one of OCSL’s directors holds shares in margin accounts. As of January 26, 2018, no shares in such margin accounts were pledged as loan collateral. Each Company’s securities trading policy permits share pledges in limited cases with the pre-approval of such Company’s chief compliance officer.

The following table sets forth, as of January 26, 2018, the dollar range of our equity securities that is beneficially owned by each of the current directors of each Company.

Name (Company or Companies))	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Director:	OCSL	OCSI
John B. Frank (OCSL; OCSI)	Over $100,000	$50,001 – $100,000
Independent Directors:
Richard Cohen (OCSI)	N/A	Over $100,000
Richard P. Dutkiewicz (OCSL)	Over $100,000	N/A
Marc H. Gamsin (OCSL; OCSI)	—	—
Craig Jacobson (OCSL; OCSI)	Over $100,000	Over $100,000
Richard G. Ruben (OCSL; OCSI)	Over $100,000	Over $100,000
Bruce Zimmerman (OCSL; OCSI)	$50,001 – $100,000	$10,001 – $50,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price per share for OCSL’s common stock of $5.09, and OCSI’s common stock of $8.30, on January 26, 2018 on the NASDAQ Global Select Market.
(3)	The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

PROPOSAL 1 — ELECTION OF DIRECTORS

The business and affairs of each Company is managed under the oversight of its Board. Each Board currently consists of six members, of whom five are not “interested persons” of each such Company, as defined in Section 2(a)(19) of the 1940 Act. Each Board may modify its number of members in accordance with the applicable Company’s bylaws, except that no decrease in the number of directors shall shorten the term of any incumbent director. The NASDAQ Global Select Market (“NASDAQ”) requires that each Company maintain a majority of independent directors on its Board and provides that a director of a business development company is considered to be independent if he or she is not an “interested person”, as defined in Section 2(a)(19) of the 1940 Act. Therefore, under both the 1940 Act and applicable NASDAQ rules, a majority of the directors of each of the Boards is independent.

Under the restated certificate of incorporation of each of OCSL and OCSI, directors are divided into three classes. At each annual meeting of stockholders of each Company, the successors to the directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of his or her election or until his or her successor has been duly elected and qualified or any director’s earlier resignation, death or removal.

Messrs. Gamsin and Jacobson have been nominated for re-election to the Board of each of OCSL and OCSI for three-year terms expiring at the 2021 Annual Meeting of Stockholders of such Company. At OCSL’s Special Meeting of Stockholders on September 7, 2017, Messrs. Gamsin and Jacobson were elected to OCSL’s Board for a term commencing on October 17, 2017. At OCSI’s Special Meeting of Stockholders on September 7, 2017, Messrs. Gamsin and Jacobson were elected to OCSI’s Board for a term commencing on October 17, 2017.

No person being nominated by either Company as a director is being proposed for election pursuant to any agreement or understanding between any such person and that Company.

Any stockholder of OCSL or OCSI can vote for or withhold on each of the director nominees of OCSL or OCSI, respectively. Votes to “withhold authority” and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on the election of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named above. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person nominated by the applicable Board as a replacement. Neither Board has any reason to believe that any director nominee named will be unable or unwilling to serve.

Each Company’s Board unanimously recommends a vote “FOR” each of the applicable Company’s director nominees described in this joint proxy statement.

Director and Executive Officer Information

Directors

Information regarding each Company’s nominees for election as a director at the Annual Meeting and each Company’s continuing directors is as follows:

Name, Address, and Age(1)	Company Served	Company – Length of time served; Term of office	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director or Nominee Director During the Past Five Years(2)
Interested Director

John B. Frank (61)	OCSL and OCSI	OCSL-Director since 2017; term expires in 2020 OCSI-Director since 2017; term expires in 2020	Oaktree’s Vice Chairman since 2014 and Managing Principal from 2006 to 2014.	A member of the board of directors of Oaktree Capital Group, LLC (“OCG”) since 2007 and Chevron Corporation since October 2017.
Independent Directors

Richard W. Cohen (63)	OCSI	OCSI-Director since 2016; term expires in 2019	Partner in the law firm of Lowey Dannenberg, P.C. since 2015 and President from 2008 to 2014.	Director of Crossroads Capital, Inc. from July 2015 to June 2016. Served as a director of MGT Capital Company from 2012 to 2013.

Richard P. Dutkiewicz (62)	OCSL	OCSL-Director since 2010; term expires in 2019	Independent financial and operational adviser since March 2012; Managing Director at Capital Insight, LLC, from March 2013 to November 2013. Independent financial and management consultant affiliated with Exxedus Capital Partners from September 2012 to March 2013.	Member of the OCSI Board from May 2013 to October 2017. Served on the board of directors of Motor Sport Country Club Holdings, Inc., from May 2010 to April 2013.

Marc H. Gamsin* (62)	OCSL and OCSI	OCSL-Director since 2017; term expires, if elected, in 2021 OCSI-Director since 2017; term expires, if elected, in 2021	Head of AllianceBernstein’s Alternative Investment Management Group from 2010 to December 2017.	Serves on the board of directors of Bet Tzedek and the board of trustees of Skirball Cultural Center.

Name, Address, and Age(1)	Company Served	Company – Length of time served; Term of office	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director or Nominee Director During the Past Five Years(2)

Craig Jacobson* (65)	OCSL and OCSI	OCSL-Director since 2017; term expires, if elected, in 2021 OCSI-Director since 2017; term expires, if elected, in 2021	Partner of the law firm of Hansen, Jacobson, Teller, Hoberman, Newman, Warran, Richman, Rush, Kaller & Gellman LLP since 1987; Founder at New Form Digital since 2014; Founder at Whisper Advisors LLC since 2015.	Serves on the board of directors of Tribune Entertainment, Expedia, and Charter Communications.

Richard G. Ruben (62)	OCSL and OCSI	OCSL-Director since 2017; term expires in 2019 OCSI-Director since 2017; term expires in 2019	Chief Executive Officer of the Ruben Companies, a real estate development and management business, since 1982.	Member of the board of overseers of Weil Cornell Medicine
Bruce Zimmerman (60)	OCSL and OCSI	OCSL-Director since 2017; term expires in 2020 OCSI-Director since 2017; term expires in 2020	Chief Executive Officer and Chief Investment Officer of the University of Texas Investment Management Company from 2007 to October 2016.	Member of the board of trustees for the CommonFund.

*	Director nominee of each of OCSL and OCSI.
(1)	The address of all directors is c/o Oaktree Specialty Lending Corporation or Oaktree Strategic Income Corporation, as applicable, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.
(2)	Except as set forth in this table, no current director of either Company otherwise serves as a director of an investment company registered under the 1940 Act.

Biographical information regarding each Company’s directors is set forth below. We have divided the directors into two groups — independent director and interested directors. The interested director is an “interested person” of each Company, as defined in Section 2(a)(19) of the 1940 Act.

Executive Officers

The following persons serve as each Company’s executive officers in the following capacities:

Name	Age	OCSL Position	OCSI Position
Edgar Lee	41	Chief Executive Officer and Chief Investment Officer	Chief Executive Officer and Chief Investment Officer

Mel Carlisle	49	Chief Financial Officer and Treasurer	Chief Financial Officer and Treasurer

Name	Age	OCSL Position	OCSI Position

Mathew Pendo	54	Chief Operating Officer	Chief Operating Officer

Kimberly Larin	49	Chief Compliance Officer	Chief Compliance Officer

Biographical Information

Independent Directors

Richard W. Cohen. Mr. Cohen has been a member of the OCSI Board since April 2016. Mr. Cohen is a partner of Lowey Dannenberg, P.C. (“Lowey”), a law firm that represents investors and directors in public companies, including closed-end funds. Mr. Cohen joined Lowey as an attorney in 1998 and served as the President of Lowey from 2008 to 2014. Mr. Cohen was a director of Crossroads Capital, Inc., a business development company, from July 2015 to June 2016 and served as a member of the valuation, audit and nominating committees. Mr. Cohen also served as a director of MGT Capital Company, a holding company, where he was also a member of its audit committee, from 2012 to 2013. Mr. Cohen is admitted to practice law in New York and Pennsylvania, and the bars of the U.S. Supreme Court, the U.S. Courts of Appeals for the 1st, 2nd, 3rd and 6th Circuits, and the U.S. District Courts for the Southern and Eastern Districts of New York, the Eastern District of Michigan and the Eastern District of Pennsylvania. Mr. Cohen received his undergraduate degree from Georgetown University and his Juris Doctor from the New York University School of Law. Mr. Cohen is a member of the National Board of Governors of the American Jewish Committee (AJC) and is the Regional President of AJC Westchester/Fairfield.

Mr. Cohen’s long experience with public company and business development company legal matters have made him a valuable contributor to OCSI Board deliberations.

Richard P. Dutkiewicz. Mr. Dutkiewicz has been a member of the OCSL Board since February 2010. He is an independent financial and operational adviser that works directly with private equity sponsors and hedge funds on their portfolio companies. These sponsors include Greenlight Capital Inc., KKR & Co. L.P., Sun Capital Partners, Inc. and ACON Investments, L.L.C. Prior to his current position, he was affiliated with Capital Insight, LLC, a private investment bank, from March 2013 to November 2013. Previously, he was affiliated with Exxedus Capital Partners from September 2012 to March 2013.

Mr. Dutkiewicz served as a member of the OCSI Board from May 2013 to October 2017. From May 2010 to April 2013, Mr. Dutkiewicz served on the board of directors of Motor Sport Country Club Holdings, Inc., which sells balancing technology for rotating devices in the automotive industry. From April 2010 to March 2012, Mr. Dutkiewicz was the executive vice president and chief financial officer of Real Mex Restaurants, Inc., which filed for bankruptcy in October 2011. Mr. Dutkiewicz previously served as chief financial officer of Einstein Noah Restaurant Group, Inc. from October 2003 to April 2010. From May 2003 to October 2003, Mr. Dutkiewicz was vice president-information technology of Sirenza Microdevices, Inc. In May 2003, Sirenza Microdevices, Inc. acquired Vari-L Company, Inc. From January 2001 to May 2003, Mr. Dutkiewicz was vice president-finance and chief financial officer of Vari-L Company, Inc. From April 1995 to January 2001, Mr. Dutkiewicz was vice president-finance, chief financial officer, secretary and treasurer of Coleman Natural Products, Inc., located in Denver, Colorado. Mr. Dutkiewicz’s previous experience includes senior financial management positions at Tetrad Corporation, MicroLithics Corporation and various divisions of United Technologies Corporation. Mr. Dutkiewicz began his career as an Audit Manager at KPMG LLP. Mr. Dutkiewicz received a B.B.A. degree from Loyola University of Chicago and passed the CPA exam in 1978.

Through his prior experiences as a vice president and chief financial officer at several public companies, including executive vice president and chief financial officer of Real Mex Restaurants, Inc. and chief financial officer of Einstein Noah Restaurant Group, Inc., Mr. Dutkiewicz brings business expertise, finance and audit skills to his Board service with OCSL. Mr. Dutkiewicz’s expertise, experience and skills closely align with OCSL’s operations, and his prior investment experience with managing public companies facilitates an in-depth understanding of our investment business. Moreover, due to Mr. Dutkiewicz’s knowledge of and experience in finance and accounting, the OCSL Board determined that Mr. Dutkiewicz is an “audit committee financial expert” as defined under SEC rules. The foregoing qualifications led to the OCSL Board’s conclusion that Mr. Dutkiewicz should serve as a member of the OCSL Board.

Marc H. Gamsin. Mr. Gamsin has been a member of the OCSL and OCSI Boards since October 2017. Mr. Gamsin was the head of AllianceBernstein’s Alternative Investment Management Group, a fund of funds manager focused on hedge funds and private equity funds, from 2010 to December 2017. Prior to joining AllianceBernstein in 2010, Mr. Gamsin was the president of SunAmerica Alternative Investments, which managed a large portfolio of alternative investments for SunAmerica Inc., the domestic life and retirement savings arm of American International Group. Mr. Gamsin also served as SunAmerica’s Executive Vice President and a member of its Board of Directors, and was responsible for SunAmerica’s corporate development activities and legal affairs. Prior to joining SunAmerica in 1996, Mr. Gamsin was a partner of the law firm O’Melveny & Myers, where he represented investment fund sponsors and other financial services companies. Mr. Gamsin serves on the Board of Directors of Bet Tzedek, the Board of Trustees of the Skirball Cultural Center and the investment committee of the Broad Foundations and previously served on the Investment Committee of the J. Paul Getty Trust. Mr. Gamsin received a J.D. from New York University School of Law and holds a B.A. from Queens College.

Through his extensive work as an attorney representing investment fund sponsors and his positions with AllianceBernstein and SunAmerica, Mr. Gamsin brings valuable legal, business and investment expertise to his Board service with the Companies. The foregoing qualifications led to the conclusion of each Board that Mr. Gamsin should serve as a member of such Board.

Craig Jacobson. Mr. Jacobson has been a member of the OCSL and OCSI Boards since October 2017. Mr. Jacobson is a founder and partner with the law firm of Hansen, Jacobson, Teller, Hoberman, Newman, Warran, Richman, Rush, Kaller & Gellman LLP where he practices in the area of media business. Mr. Jacobson founded and operates New Form Digital, a venture with Discovery Media and ITV Studios which produces scripted short form online content, and Whisper Advisors, a boutique investment banking and advisory company. Mr. Jacobson serves on the Board of Directors of Tribune Entertainment, Expedia and Charter Communications. He is a member of the Audit and Compensation Committees of Expedia and Tribune Entertainment and chairs the Compensation Committee of Tribune Entertainment. Mr. Jacobson has previously served as a director of TicketMaster, Eventful and Aver Media. Mr. Jacobson received a J.D. from the George Washington University Law School and holds a B.A. from Brown University.

Through his membership of the Board of Directors of several companies, Mr. Jacobson brings extensive experience as the director of both private and public companies to the Boards. Mr. Jacobson’s services on the Audit and Compensation Committees of Expedia and Tribune Entertainment provides Mr. Jacobson with the knowledge and skills to significantly contribute to the committees of the Boards. The foregoing qualifications led to the conclusion of each Board that Mr. Jacobson should serve as a member of such Board.

Richard G. Ruben. Mr. Ruben has been a member of the OCSL and OCSI Boards since October 2017. Mr. Ruben has over 25 years of experience as the Chief Executive Officer of Ruben Companies. Ruben Companies develops, manages and invests in commercial and residential properties in New York, Washington D.C. and Boston. Mr. Ruben also founded Workspeed Holdings, LLC, which developed internet-based applications for property management workflow. Mr. Ruben is a member of the Board of Overseers of Weill Cornell Medicine and has previously served on the boards of Prep for Prep, the National Building Museum and Horace Mann School. Mr. Ruben served for five years on the Real Estate Advisory Committee of the New York State Common Retirement Fund. Mr. Ruben is a graduate of Amherst College and Harvard Law School.

Through his extensive executive experience with the Ruben Companies and Workspeed Holdings, LLC, Mr. Ruben brings valuable business, investment and leadership experience to the Boards and the Companies. The foregoing qualifications led to the conclusion of each Board that Mr. Ruben should serve as a member of such Board.

Bruce Zimmerman. Mr. Zimmerman has been a member of the OCSL and OCSI Boards since October 2017. Mr. Zimmerman was the Chief Executive Officer and Chief Investment Officer of the University of Texas Investment Management Company (“UTIMCO”) from 2007 until 2016. UTIMCO is the second largest investor of discretionary university assets worldwide. Before joining UTIMCO, Mr. Zimmerman was Chief Investment Officer and Global Head of Pension Investments at Citigroup. Mr. Zimmerman also served as Chief Financial Officer and Chief Administrative Officer of Citigroup Alternate Investments, which invests proprietary and client capital across a range of hedge fund, private equity, real estate and structured credit vehicles. Prior to his work at Citigroup, Mr. Zimmerman spent thirteen years at Texas Commerce Bank/JP Morgan Chase in a variety of capacities including Merger & Acquisition Investment Banking, Internet and ATM Retail Management, Consumer Marketing and Financial Planning, Strategy and Corporate Department. Mr. Zimmerman is Vice Chairman of the Board of Trustees for the CommonFund, a nonprofit asset management firm, and previously served on the Investment Committee for the Houston Endowment. Mr. Zimmerman was previously the International President of the B’nai B’rith Youth Organization. Mr. Zimmerman received an MBA from Harvard Business School and graduated Magna Cum Laude from Duke University.

Mr. Zimmerman’s executive experience brings extensive business, investment and management expertise to his Board service. His previous positions as Chief Financial Officer and Chief Accounting Officer bring valuable financial oversight skills to the Boards. Due to such experience and Mr. Zimmerman’s knowledge of and experience in finance and accounting, each Board determined that Mr. Zimmerman is an “audit committee financial expert” as defined under SEC rules. Mr. Zimmerman’s many experiences also make him skilled in leading committees requiring substantive expertise, including serving as the chair of the audit committee of each of the Boards. The foregoing qualifications led to the conclusion of each Board that Mr. Zimmerman should serve as a member of such Board.

Interested Director

John B. Frank. Mr. Frank has been a member of the OCSL and OCSI Boards since October 2017. Mr. Frank has been Oaktree’s Vice Chairman since 2014 and has served on the board of directors of OCG since 2007. Prior to holding this position, Mr. Frank served as Oaktree’s Managing Principal from 2006 to 2014 and served as Oaktree’s General Counsel from 2001 to 2006. As Managing Principal of Oaktree, Mr. Frank was the firm’s principal executive officer and was responsible for all aspects of the firm’s management. Prior to joining Oaktree, Mr. Frank was a partner of the law firm Munger, Tolles & Olson LLP, where he managed a number of notable mergers and acquisitions transactions. While at that firm, he served as primary outside counsel to public and privately-held corporations and as special counsel to various boards of directors and special board committees. Prior to joining Munger, Tolles & Olson LLP in 1984, Mr. Frank served as a law clerk to the Honorable Frank M. Coffin of the United States Court of Appeals for the First Circuit. He is a member of the State Bar of California and, while in private practice, was listed in Woodward & White’s Best Lawyers in America. Mr. Frank is a member of the Board of Directors of Chevron Corporation and a Trustee of Wesleyan University, Polytechnic School, Good Samaritan Hospital of Los Angeles and the XPRIZE Foundation. Mr. Frank holds a B.A. with honors from Wesleyan University and a J.D. magna cum laude from the University of Michigan Law School where he was Managing Editor of the Michigan Law Review and a member of the Order of the Coif.

Mr. Frank’s position as Oaktree’s Vice Chairman and member of the board of directors of OCG and prior positions as Oaktree’s Managing Principal and General Counsel gives him deep knowledge of Oaktree’s operations, capabilities and business relationships. Mr. Frank’s experience as counsel to board of directors and special board committees brings valuable legal insight to the Boards. The foregoing qualifications led to the conclusion of each Board that Mr. Frank should serve as a member of such Board.

Executive Officers

Edgar Lee. Mr. Lee has served as Chief Executive Officer and Chief Investment Officer of OCSL and OCSI since October 2017. Mr. Lee has been a Managing Director at Oaktree and has served as the portfolio manager for Oaktree’s Strategic Credit strategy since 2013. From 2010 to 2013, Mr. Lee was a Senior Vice President within Oaktree’s Distressed Debt group and led a number of the group’s investments in the media, technology and telecom industries. Prior to joining Oaktree in 2007, Mr. Lee worked within the Investment Banking division at UBS Investment Bank in Los Angeles, where he was responsible for advising clients on a number of debt and preferred stock restructurings, leveraged financings, buy-side and sell-side M&A, mezzanine financings and recapitalizations. Before that, he was employed within the Fixed Income division at Lehman Brothers Inc. Prior experience includes work at Katzenbach Partners LLP and the Urban Institute. Mr. Lee serves as a director of Neo Performance Materials and previously served on the boards of Nine Entertainment and Charter Communications. Mr. Lee received a B.A. degree in economics from Swarthmore College and an M.P.P. with a concentration in applied economics from Harvard University.

Mel Carlisle. Mr. Carlisle has served as Chief Financial Officer of OCSL and OCSI since October 2017 and Treasurer of OCSL and OCSI since November 2017. Mr. Carlisle has been a Managing Director and Head of the Distressed Debt fund accounting team within the Closed-end Funds accounting group at Oaktree since 2006. He joined Oaktree in 1995. Prior thereto, Mr. Carlisle was a manager in the Client and Fund Reporting Department of The TCW Group, Inc. Previously, he was employed in the Financial Services Group in Price Waterhouse’s Los Angeles office. Mr. Carlisle received a B.A. degree in economics and accounting from Claremont McKenna College. He is a Certified Public Accountant (inactive).

Mathew Pendo. Mr. Pendo has served as the Chief Operating Officer of OCSL and OCSI since October 2017 and currently serves as Managing Director, Head of Corporate Development and Capital Markets for Oaktree, which he joined in 2015. Prior to joining Oaktree, Mr. Pendo was at the investment banking boutique of Sandler O’Neill Partners, where he was a managing director focused on the financial services industry. Prior thereto, Mr. Pendo was the chief investment officer of the Troubled Asset Relief Program (TARP) of the U.S. Department of the Treasury, where he was honored with the Distinguished Service Award. There, he built and managed a team of 20 professionals overseeing the Treasury’s $200 billion TARP investment activities across multiple industries including AIG, GM and the banks, and all levels of the capital structure. Mr. Pendo began his career at Merrill Lynch, where he spent 18 years, starting in their investment banking division before becoming managing director of the technology industry group. Subsequently, Mr. Pendo was a managing director at Barclays Capital, first serving as co-head of U.S. Investment Banking and then co-head of Global Industrials group. He received a bachelor’s degree in economics from Princeton University, cum laude and is a board member of SuperValu Inc.

Kimberly Larin. Ms. Larin has served as Chief Compliance Officer of OCSL and OCSI since October 2017 and currently serves as a Managing Director in Compliance for Oaktree and the Chief Compliance Officer of Oaktree’s mutual funds. Prior to joining Oaktree in 2002, Ms. Larin spent six years at Western Asset Management Company as a compliance officer. Ms. Larin received a B.S. degree in business administration with an emphasis in marketing from Oklahoma State University.

Board Leadership Structure

Each Board monitors and performs oversight roles with respect to the applicable Company’s business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers. Among other things, each Board approves the appointment of the applicable Company’s investment adviser and executive officers, reviews and monitors the services and activities performed by each Company’s investment adviser and executive officers and approves the engagement of, and reviews the performance of, the independent registered public accounting firm.

Under the respective bylaws of OCSL and OCSI, each Board may designate a chairman to preside over the meetings of such Board and meetings of stockholders and to perform such other duties as may be assigned to him or her by the respective Board. Neither Company has a fixed policy as to whether the chairman of the Board should be an independent director; each Company believes that it should maintain the flexibility to select the chairman and reorganize its leadership structure, from time to time, based on the criteria that is in such Company’s best interests and the best interests of such Company’s stockholders at such times. Each Board has established corporate governance procedures to guard against, among other things, an improperly constituted Board. Pursuant to each Company’s Corporate Governance Policy, whenever the chairman of such Board is not an independent director, the chairman of such Company’s Nominating and Corporate Governance Committee or, if there has been appointed a lead independent director, the lead independent director will act as the presiding independent director at meetings of the “Non-Management Directors” (which will include the independent directors and other directors who are not officers of such Company even though they may have another relationship with that Company or its management that prevents them from being independent directors). Currently, Mr. Gamsin serves as the designated lead independent director of each Board.

Presently, Mr. John B. Frank serves as the Chairman of each of the Boards. Mr. Frank’s familiarity with Oaktree’s investment platform and extensive knowledge of the financial services industry qualify him to serve as the Chairman of each Company. Each Company believes that it is best served through this existing leadership structure, as Mr. Frank’s relationship with Oaktree provides an effective bridge and encourages an open dialogue between Oaktree and the respective Board.

As previously disclosed in their respective Annual Reports on Form 10-K for the fiscal year ended September 30, 2017, each Company has identified a material weakness in internal control over financial reporting because such Company did not design or maintain effective controls to internally communicate current accounting policies and procedures including the nature of supporting documentation required to validate certain portfolio company data. However, each Company does not believe such identification of a material weakness in internal control over financial reporting was the result of a deficiency in Board oversight or independence because, among other things, the members of such Company’s Audit Committee, including the chairman, are all independent directors and provide appropriate oversight of such Company’s financial reporting and financial statements. Remediation actions with respect to this material weakness remain in progress.

Each Company’s corporate governance practices include regular meetings of its independent directors in executive session without the presence of interested directors and management, the establishment of an Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors of such Company meet with in executive session at least once a year, for administering the Company’s compliance policies and procedures. While certain non-management members of each Board may participate on the boards of directors of other public companies, each Company monitors such participation to ensure it is not excessive and does not interfere with their duties to such Company.

Boards’ Role In Risk Oversight

Each Board performs its risk oversight function primarily through (i) four standing committees, which report to the applicable Board and, with the exception of the Co-Investment Committee, are comprised solely of independent directors, and (ii) active monitoring by such Company’s chief compliance officer and its compliance policies and procedures.

As described below in more detail, each Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Co-Investment Committee assists the applicable Board in fulfilling its risk oversight responsibilities. Each Audit Committee’s risk oversight responsibilities include overseeing the applicable Company’s accounting and financial reporting processes, systems of internal controls regarding finance and accounting, and audits of the applicable Company’s financial statements, as well as the establishment of guidelines and making recommendations to the applicable Board regarding the valuation of the applicable Company’s loans and investments. Each Compensation Committee’s risk oversight responsibilities include reviewing and approving the reimbursement by the applicable Company of the compensation of its chief financial officer and chief compliance officer and their staffs and other non-investment professionals at Oaktree that perform duties for such Company. Each Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by the applicable Company’s stockholders, developing and recommending to the applicable Board a set of corporate governance principles and overseeing the evaluation of such Board and management.

Each Board also performs its risk oversight responsibilities with the assistance of such Company’s chief compliance officer. Each Board annually reviews a written report from the Company’s chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of each respective Company. The chief compliance officer’s annual report addresses: (i) the operation of the compliance policies and procedures of the Company, its investment adviser and certain other entities since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee compliance. In addition, each Company’s chief compliance officer meets in executive session with the applicable Board’s independent directors at least once a year.

Each Company believes that the role of the Board in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a business development company. As business development companies, the Companies are required to comply with certain regulatory requirements that control the levels of risk in their respective businesses and operations.

Transactions with Related Persons

As of October 17, 2017, each Company is externally managed by Oaktree pursuant to an investment advisory agreement (each, an “Investment Advisory Agreement” and together, the “Investment Advisory Agreements”). Mr. John B. Frank, an interested member of each Board, has a direct or indirect pecuniary interest in Oaktree. Oaktree is a registered investment adviser under the Investment Advisers Act of 1940, as amended, that is partially and indirectly owned by OCG.

Under OCSL’s Investment Advisory Agreement, fees payable to Oaktree equal (a) a base management fee of 1.50% of the value of OCSL’s total gross assets, including any investment made with borrowings, but excluding cash and cash equivalents, and (b) an incentive fee based on OCSL’s performance. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 17.5% of OCSL’s “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part will be determined and payable in arrears as of the end of each fiscal year (or upon termination of OCSL’s Investment Advisory Agreement) commencing with the fiscal year ending September 30, 2019 and will equal 17.5% of OCSL’s realized capital gains, if any, on a cumulative basis from the beginning of the fiscal year ending September 30, 2019 through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. Any realized capital gains, realized capital losses, unrealized capital appreciation and unrealized capital depreciation with respect to OCSL’s portfolio as of the end of the fiscal year ending September 30, 2018 will be excluded from the calculations of the second part of the incentive fee.

Under OCSI’s Investment Advisory Agreement, fees payable to Oaktree equal (a) a base management fee of 1.00% of the value of OCSI’s total gross assets, including any investment made with borrowings, but excluding cash and cash equivalents, and (b) an incentive fee based on OCSI’s performance. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 17.5% of OCSI’s “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part will be determined and payable in arrears as of the end of each fiscal year (or upon termination of OCSI’s Investment Advisory Agreement) commencing with the fiscal year ending September 30, 2019 and will equal 17.5% of OCSI’s realized capital gains, if any, on a cumulative basis from the beginning of the fiscal year ending September 30, 2019 through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. Any realized capital gains, realized capital losses, unrealized capital appreciation and unrealized capital depreciation with respect to OCSI’s portfolio as of the end of the fiscal year ending September 30, 2018 will be excluded from the calculations of the second part of the incentive fee.

For purposes of each Investment Advisory Agreement, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the applicable Company receives from portfolio companies, other than fees for providing managerial assistance) accrued during the fiscal quarter, minus operating expenses for the quarter (including the base management fee, expenses payable under the Company’s Administration Agreement (as defined below) and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the applicable Company has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Each Investment Advisory Agreement may be terminated without penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the applicable Company or by the vote of the applicable Company’s directors or by Oaktree.

Oaktree has entered into a two-year contractual fee waiver with each Company to waive, to the extent necessary, any management or incentive fees that exceed what would have been paid during that period to Fifth Street Management LLC (the “Former Adviser”) in the aggregate under such Company’s investment advisory agreement with the Former Adviser that was in effect prior to October 17, 2017.

Each Company has entered into an administration agreement with Oaktree Administrator (each, an “Administration Agreement” and together, the “Administration Agreements”), which is a wholly-owned subsidiary of Oaktree. Pursuant to the Administration Agreements, Oaktree Administrator provides administrative services to each Company necessary for the operations of such Company, which include providing to each Company office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities and such other services as Oaktree Administrator, subject to review by the applicable Board, shall from time to time deem to be necessary or useful to perform its obligations under the applicable Administration Agreement. Oaktree Administrator also provides to each Company portfolio collection functions for interest income, fees and warrants and is responsible for the financial and other records that each Company is required to maintain and prepares, prints and disseminates reports to each Company’s stockholders and reports and all other materials filed with the SEC. In addition, Oaktree Administrator assists each Company in determining and publishing each Company’s net asset value, overseeing the preparation and filing of each Company’s tax returns, and generally overseeing the payment of each Company’s expenses and the performance of administrative and professional services rendered to each Company by others. Oaktree Administrator may also offer to provide, on the applicable Company’s behalf, managerial assistance to such Company’s portfolio companies. For providing these services, facilities and personnel, each Company reimburses Oaktree Administrator the allocable portion of overhead and other expenses incurred by Oaktree Administrator in performing its obligations under the applicable Administration Agreement, including each Company’s allocable portion of the rent of its principal executive offices at market rates and each Company’s allocable portion of the costs of compensation and related expenses of its chief financial officer and chief compliance officer and their respective staffs and other non-investment professionals at Oaktree that perform duties for such Company. Such reimbursement is at cost, with no profit to, or markup by, Oaktree Administrator. Each Administration Agreement may be terminated without penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the applicable Company or by the vote of the applicable Company’s directors or by Oaktree Administrator.

Prior to October 17, 2017, each Company was externally managed and advised by the Former Adviser, and its administrator was FSC CT LLC, a wholly-owned subsidiary of the Former Adviser. Messrs. Bernard D. Berman, Patrick J. Dalton, Ivelin M. Dimitrov, Alexander C. Frank, Todd G. Owens and Sandeep K. Khorana, each an interested member of either or both Boards for all or a portion of fiscal year 2017 and prior to October 17, 2017, had a direct or indirect pecuniary interest in the Former Adviser. For fiscal year 2017, OCSL and OCSI incurred investment advisory fees (net of waiver) of approximately $41.8 million and $8.9 million, respectively, under their respective investment advisory agreements with the Former Adviser. For fiscal year 2017, OCSL and OCSI incurred approximately $4.3 million and $1.9 million of administration fees, respectively, under their respective administration agreements with FSC CT LLC. During fiscal year 2017, each Company was party to a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC granted the Company a non-exclusive, royalty-free license to use the name “Fifth Street” for so long as the Former Adviser or one of its affiliates was such Company’s investment adviser. These license agreements terminated on October 17, 2017.

Review, Approval or Ratification of Transactions with Related Persons

The independent directors of each Company are required to review, approve or ratify any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).

Material Conflicts of Interest

Each Company’s executive officers, directors and certain members of Oaktree serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by Oaktree or its affiliates. For example, Oaktree presently serves as investment adviser to both Companies. OCSL has historically invested in debt and equity of small and mid-sized companies, primarily in connection with investments by private equity sponsors, including in middle-market companies similar to those OCSI targets for investment. In addition, although not the primary focus of OCSL’s investment portfolio, OCSL’s investments also include floating rate senior secured loans. OCSI has historically invested in senior secured loans, including first lien, unitranche and second lien debt instruments, that pay interest at rates which are determined periodically on the basis of a floating base lending rate, made to private middle-market companies whose debt is rated below investment grade, similar to those that OCSL targets for investment. Therefore, there may be certain investment opportunities that satisfy the investment criteria for both OCSL and OCSI. In addition, all of the executive officers of OCSL and four of OCSL’s independent directors serve in substantially similar capacities for OCSI. Oaktree and its affiliates also manage and sub-advise private investment funds and accounts, and may manage other such funds and accounts in the future, which have investment mandates that are similar, in whole and in part, with a Company. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, the personnel of Oaktree may face conflicts of interest in the allocation of investment opportunities to the Companies and such other funds and accounts.

Oaktree has investment allocation guidelines that govern the allocation of investment opportunities among the investment funds and accounts managed or sub-advised by Oaktree and its affiliates. To the extent an investment opportunity is appropriate for OCSL or OCSI or any other investment fund or account managed or sub-advised by Oaktree or its affiliates, Oaktree will adhere to its investment allocation guidelines in order to determine a fair and equitable allocation.

Each of the Companies may invest alongside funds and accounts managed or sub-advised by Oaktree and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, each of the Companies may invest alongside such accounts consistent with guidance promulgated by the staff of the SEC permitting each such Company and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that Oaktree, acting on behalf of the applicable Company and on behalf of other clients, negotiates no term other than price or terms related to price.

In addition, on October 18, 2017, Oaktree received exemptive relief from the SEC to allow certain managed funds and accounts, each of whose investment adviser is Oaktree or an investment adviser controlling, controlled by or under common control with Oaktree, to participate in negotiated co-investment transactions where doing so is consistent with the applicable registered fund’s or business development company’s investment objective and strategies as well as regulatory requirements and other pertinent factors, and pursuant to the conditions of the exemptive relief. Each potential co-investment opportunity that falls under the terms of the exemptive relief and is appropriate for either or both Companies and any affiliated fund or account, and satisfies the then-current board-established criteria, will be offered to such Company and such other eligible funds and accounts and reviewed by the applicable Company’s Co-Investment Committee. If there is a sufficient amount of securities to satisfy all participants, the securities will be allocated among the participants in accordance with their proposed order size and if there is an insufficient amount of securities to satisfy all participants, the securities will be allocated pro rata based on the investment proposed by the applicable investment adviser to such participant, up to the amount proposed to be invested by each, which is reviewed and approved by an independent committee of legal, compliance and accounting professionals at Oaktree.

Although Oaktree will endeavor to allocate investment opportunities in a fair and equitable manner, a Company and its common stockholders could be adversely affected to the extent investment opportunities are allocated among such Company and other investment vehicles managed or sponsored by, or affiliated with, its executive officers, directors and members of Oaktree. Each Company might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by Oaktree and its affiliates. Oaktree seeks to treat all clients fairly and equitably such that none receive preferential treatment vis-à-vis the others over time, in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited liquidity, the factors may not result in pro rata allocations or may result in situations where certain funds or accounts receive allocations where others do not.

Pursuant to each Investment Advisory Agreement, Oaktree’s liability is limited and the applicable Company is required to indemnify Oaktree against certain liabilities. This may lead Oaktree to act in a riskier manner in performing its duties and obligations under the applicable Investment Advisory Agreement than it would if it were acting for its own account, and creates a potential conflict of interest.

Pursuant to each Administration Agreement, Oaktree Administrator furnishes the applicable Company with the facilities, including its principal executive office, and administrative services necessary to conduct its day-to-day operations. Each Company pays the Oaktree Administrator its allocable portion of overhead and other expenses incurred by the Oaktree Administrator in performing its obligations under the applicable Administration Agreement, including, without limitation, a portion of the rent at market rates and compensation of such Company’s chief financial officer, chief compliance officer, their respective staffs and other non-investment professionals at Oaktree that perform duties for such Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires the Companies’ directors and executive officers, and persons who own 10% or more of the Company’s common stock, to file reports of ownership and changes in ownership of its equity securities with the SEC. Directors, executive officers and 10% or more holders are required by SEC regulations to furnish each Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of those forms furnished to the applicable Company, or written representations that no such forms were required, each Company believes that its directors, executive officers and 10% or more beneficial owners complied with all Section 16(a) filing requirements during the fiscal year ended September 30, 2017.

Corporate Governance

Corporate Governance Documents

Each Company maintains a corporate governance webpage under the “Investors” link at https://www.oaktreespecialtylending.com for OCSL and https://www.oaktreestrategicincome.com for OCSI.

The Corporate Governance Policies, Code of Business Conduct, Joint Code of Ethics, Securities Trading Policy, Audit Committee Charter, Nominating and Corporate Governance Committee Charter and Compensation Committee Charter for each Company are available at https://www.oaktreespecialtylending.com for OCSL and https://www.oaktreestrategicincome.com for OCSI and are also available to any stockholder who requests them by writing to Oaktree Specialty Lending Corporation or Oaktree Strategic Income Corporation, as applicable, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, Attention: Secretary.

Director Independence

In accordance with rules of NASDAQ, each Board annually determines the independence of each director. No director is considered independent unless the applicable Board has determined that he or she has no material relationship with the applicable Company. Each Company monitors the status of its directors and officers through the activities of such Company’s Nominating and Corporate Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has materially changed.

In order to evaluate the materiality of any such relationship, each Board uses the definition of director independence set forth in the NASDAQ listing rules. Section 5605 provides that a director of a business development company shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

Each Board has determined that each of the current directors is independent and has no relationship with the Company, except as a director and stockholder of the Company, with the exception of Mr. John B. Frank. Mr. John B. Frank is an interested person of each Company due to his positions at Oaktree. During fiscal year 2017, each Board determined that each of its directors that served for all or part of such fiscal year was independent and had no relationship with the Company, except as a director and stockholder of the Company, with the exception of Messrs. Bernard D. Berman, Patrick J. Dalton, Ivelin M. Dimitrov, Alexander C. Frank, Todd G. Owens and Sandeep K. Khorana, each of whom was an interested person of the Companies due to his position at the Former Adviser.

Evaluation

Each Company’s directors perform an evaluation, no less frequently than annually, of the effectiveness of such Company’s Board and its committees. This evaluation includes Board and Board committee discussions.

Communications with Directors

Stockholders and other interested parties may contact any member (or all members) of either Company’s Board by mail. To communicate with either Board, any individual director or any group or committee of directors, correspondence should be addressed to such Board or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent to Oaktree Specialty Lending Corporation or Oaktree Strategic Income Corporation, as applicable, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, Attention: Secretary. Any communication to report potential issues regarding accounting, internal controls and other auditing matters will be directed to the applicable Company’s Audit Committee. Appropriate personnel of the applicable Company will review and sort through communications before forwarding them to the addressee(s).

Board Meetings and Committees

OCSL

OCSL’s Board met 15 times during fiscal year 2017. Each director attended at least 75% of the total number of meetings of the OCSL Board and committees during fiscal year 2017 on which the director served that were held while the director was a member of the Board or such committee, as applicable, with the exception of Patrick J. Dalton who attended 60% of the meetings of the OCSL Board held while he was a member of the OCSL Board. The OCSL Board standing committees are described below. Directors are encouraged to attend each annual meeting of stockholders. Three of OCSL’s then-current directors attended its 2017 annual meeting of stockholders in person.

OCSI

OCSI’s Board met 16 times during fiscal year 2017. Each director attended at least 75% of the total number of meetings of the OCSI Board and committees during fiscal year 2017 on which the director served that were held while the director was a member of the Board or such committee, as applicable. The OCSI Board standing committees are described below. Directors are encouraged to attend each annual meeting of stockholders. Five of OCSI’s then-current directors attended its 2017 annual meeting of stockholders in person.

Audit Committees

Each Company’s Audit Committee is responsible for selecting, engaging and discharging such Company’s independent accountants, reviewing the plans, scope and results of the audit engagement with its independent accountants, approving professional services provided by its independent accountants (including compensation thereof), reviewing the independence of its independent accountants and reviewing the adequacy of its internal control over financial reporting, as well as establishing guidelines and making recommendations to its Board regarding the valuation of its loans and investments. The charter of the OCSL Audit Committee is available at https://www.oaktreespecialtylending.com, and the charter of the OCSI Audit Committee is available at https://www.oaktreestrategicincome.com.

OCSL

The current members of the OCSL Audit Committee are Messrs. Gamsin, Dutkiewicz, Jacobson and Zimmerman, each of whom is not an interested person of OCSL as defined in the 1940 Act and is independent for purposes of the NASDAQ listing rules. Mr. Zimmerman serves as the Chairman of OCSL’s Audit Committee. OCSL’s Board has determined that Messrs. Zimmerman and Dutkiewicz are “audit committee financial experts” as defined under SEC rules. OCSL’s Audit Committee met 10 times during fiscal year 2017.

OCSI

The current members of the OCSI Audit Committee are Messrs. Gamsin, Jacobson and Zimmerman, each of whom is not an interested person of OCSI as defined in the 1940 Act and is independent for purposes of the NASDAQ listing rules. Mr. Zimmerman serves as the Chairman of OCSI’s Audit Committee. OCSI’s Board has determined that Mr. Zimmerman is an “audit committee financial expert” as defined under SEC rules. OCSI’s Audit Committee met six times during fiscal year 2017.

Compensation Committees

Each Company’s Compensation Committee is responsible for reviewing and approving the reimbursement by such Company of the allocable portion of the compensation of its chief financial officer and chief compliance officer and their respective staffs and other non-investment professionals at Oaktree that perform duties for such Company. The charter of the OCSL Compensation Committee is available at https://www.oaktreespecialtylending.com, and the charter of the OCSI Compensation Committee is available at https://www.oaktreestrategicincome.com.

The current members of each Company’s Compensation Committee are Messrs. Gamsin, Jacobson and Ruben, each of whom is not an interested person of such Company as defined in the 1940 Act and is independent for purposes of the NASDAQ listing rules. Mr. Jacobson serves as the Chairman of the OCSL and OCSI Compensation Committees. As discussed below, none of the Companies’ executive officers is directly compensated by the Companies. OCSL’s Compensation Committee met three times during fiscal year 2017, and OCSI’s Compensation Committee met two times during fiscal year 2017.

Nominating and Corporate Governance Committees

Each Company’s Nominating and Corporate Governance Committee is responsible for determining criteria for service on the applicable Board, identifying, researching and nominating directors for election by its stockholders, selecting nominees to fill vacancies on such Board or a committee of such Board, developing and recommending to such Board a set of corporate governance principles and overseeing the self-evaluation of such Board and its committees and evaluation of management. The charter of the OCSL Nominating and Corporate Governance Committee is available at https://www.oaktreespecialtylending.com, and the charter of the OCSI Nominating and Corporate Governance Committee is available at https://www.oaktreestrategicincome.com.

The members of each Company’s Nominating and Corporate Governance Committee are Messrs. Gamsin, Ruben and Zimmerman, each of whom is not an interested person of such Company as defined in the 1940 Act and is independent for purposes of the NASDAQ listing rules. Mr. Ruben serves as the Chairman of the OCSL and OCSI Nominating and Corporate Governance Committees. OCSL’s Nominating and Corporate Governance Committee met three times during fiscal year 2017, and OCSI’s Nominating and Corporate Governance Committee met two times during the fiscal year 2017.

Each Company’s Nominating and Corporate Governance Committee considers qualified director nominees recommended by stockholders of such Company when such recommendations are submitted in accordance with either such Company’s bylaws and any other applicable law, rule or regulation regarding director nominations. Stockholders of a Company may submit candidates for nomination for such Company’s Board by writing to: Board of Directors, Oaktree Specialty Lending Corporation or Oaktree Strategic Income Corporation, as applicable, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071. When submitting a nomination for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of Company common stock owned beneficially or of record by the person; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.

In evaluating director nominees, each Company’s Nominating and Corporate Governance Committee considers the following factors:

•	the appropriate size and composition of its Board;

•	its needs with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of its Board;

•	the capacity and desire to serve as a member of its Board and to represent the balanced, best interests of its stockholders as a whole;

•	experience with accounting rules and practices; and

•	the desire to balance the considerable benefit of continuity with the periodic addition of the fresh perspective provided by new members.

Each Company’s Nominating and Corporate Governance Committee’s goal is to assemble a Board that brings it a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although each Company’s Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in the Company’s best interests and those of its stockholders. Neither Company’s Nominating and Corporate Governance Committee assigns specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. Each Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow each Board to fulfill its responsibilities. The Boards do not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.

Each Company’s Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the applicable business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee the Board decides not to re-nominate a member for re-election or the Board decides to add a new director to the Board, the Nominating and Corporate Governance Committee would identify the desired skills and experience of a new nominee in light of the criteria above. Current members of each Company’s Nominating and Corporate Governance Committee and Board would review and discuss, for nomination, the individuals meeting the criteria of the Nominating and Corporate Governance Committee. Research may also be performed to identify qualified individuals. The Nominating and Corporate Governance Committee of each Company has not, but may choose to, engage an independent consultant or other third party to identify or evaluate or assist in identifying potential nominees to such Company’s Board.

Co-Investment Committees

Each Company’s Co-Investment Committee is responsible for reviewing and approving certain co-investment transactions in accordance with the conditions of the exemptive order we received from the SEC. The charter of each Company’s Co-Investment Committee is available in print to any stockholder who requests it.

OCSL

The current members of OCSL’s Co-Investment Committee are Messrs. Dutkiewicz, John B. Frank, Gamsin, Jacobson, Ruben and Zimmerman, each of whom is not an interested person of OCSL as defined in the 1940 Act and is independent for purposes of the NASDAQ listing rules, with the exception of Mr. John B. Frank who is an interested person as defined in the 1940 Act. Mr. Gamsin currently serves as the Chairman of the OCSL Co-Investment Committee.

OCSI

The current members of OCSI’s Co-Investment Committee are Messrs. Cohen, John B. Frank, Gamsin, Jacobson, Ruben and Zimmerman, each of whom is not an interested person of OCSI as defined in the 1940 Act and is independent for purposes of the NASDAQ listing rules, with the exception of Mr. John B. Frank who is an interested person as defined in the 1940 Act. Mr. Gamsin currently serves as the Chairman of the OCSI Co-Investment Committee.

Code of Business Conduct

Each Company has adopted a joint Code of Business Conduct which applies to, among others, executive officers, including the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and all other officers, employees and directors of the Companies. If either Company makes any substantive amendment to, or grants a waiver from, a provision of the Code of Business Conduct, such Company will promptly disclose the nature of the amendment or waiver on its website at https://www.oaktreespecialtylending.com or https://www.oaktreestrategicincome.com, as applicable.

Executive Compensation

The executive officers of the Companies do not receive direct compensation from the applicable Company. The compensation of the principals and other investment professionals of Oaktree are paid by Oaktree Administrator. Further, each Company is prohibited under the 1940 Act from issuing equity incentive compensation, including stock options, stock appreciation rights, restricted stock and stock, to its officers or directors, or any employees it may have in the future. Compensation paid to each Company’s chief financial officer and chief compliance officer and their respective staffs and other non-investment professionals at Oaktree that perform duties for each Company is set by Oaktree Administrator and is subject to reimbursement by each Company of an allocable portion of such compensation for services rendered to it.

During fiscal year 2017, OCSL reimbursed FSC CT LLC, its former administrator (the “Former Administrator”), approximately $2.2 million for the allocable portion of compensation expenses incurred by the Former Administrator on behalf of OCSL’s chief financial officer, chief compliance officer and other support personnel, pursuant to its prior administration agreement.

During fiscal year 2017, OCSI reimbursed the Former Administrator approximately $0.7 million for the allocable portion of compensation expenses incurred by the Former Administrator on behalf of OCSI’s chief financial officer, chief compliance officer and other support personnel, pursuant to its prior administration agreement.

Director Compensation

The following table sets forth compensation of each Company’s directors for the fiscal year ended September 30, 2017:

	Fees Earned or Paid in Cash(1)(2)		Total
Name (Company or Companies)	OCSL	OCSI	OCSL	OCSI
Interested Directors:
Bernard D. Berman (OCSL; OCSI) (3) (4)	—	—	—	—
Patrick J. Dalton (OCSL; OCSI) (5)	—	—	—	—
Ivelin M. Dimitrov (OCSL; OCSI) (6)	—	—	—	—
Alexander C. Frank (OCSL; OCSI) (3) (4) (7)	—	—	—	—
John B. Frank (OCSL; OCSI) (8)	—	—	—	—
Sandeep K. Khorana (OCSL) (9)	—	—	—	—
Todd G. Owens (OCSL; OCSI) (10)	—	—	—	—
Independent Directors:
James Castro-Blanco (OCSL; OCSI) (3) (4) (11)	$167,984	$98,630	$167,984	$98,630
Richard W. Cohen (OCSI)	—	$97,530	—	$97,530
Brian S. Dunn (OCSL) (3)	$188,061	—	$188,061	—
Richard P. Dutkiewicz (OCSL; OCSI) (4)	$194,880	$157,783	$194,880	$157,783
Marc H. Gamsin (OCSL; OCSI) (8)	—	—	—	—
Byron J. Haney (OCSL) (3)	$157,884	—	$157,884	—
Craig Jacobson (OCSL; OCSI) (8)	—	—	—	—
Jeffrey R. Kay (OCSI) (4)	—	$119,840	—	$119,840
Douglas F. Ray (OCSL; OCSI) (3)	$162,903	$64,289	$162,903	$64,289
Richard G. Ruben (OCSL;OCSI) (8)	—	—	—	—
Bruce Zimmerman (OCSL; OCSI) (8)	—	—	—	—

(1)	For a discussion of each Company’s independent directors’ compensation, see below.
(2)	Neither Company maintains a stock or option plan, non-equity incentive plan or pension plan for its directors.
(3)	On October 17, 2017, each of Bernard D. Berman, James Castro-Blanco, Brian S. Dunn, Alexander C. Frank, Byron J. Haney and Douglas F. Ray resigned as a member of OCSL’s Board.
(4)	On October 17, 2017, each of Bernard D. Berman, James Castro-Blanco, Richard P. Dutkiewicz, Alexander C. Frank and Jeffrey R. Kay resigned as a member of OCSI’s Board.
(5)	Mr. Dalton joined the Board of each Company on January 2, 2017 and resigned as chief executive officer of each Company and member of the Boards on April 4, 2017.
(6)	Mr. Dimitrov resigned from his roles as OCSL’s President, OCSL’s Chief Investment Officer, OCSI’s Chief Executive Officer and member of each Company’s Board on January 2, 2017.
(7)	Mr. Alexander C. Frank joined the Board of OCSL on May 8, 2017, joined the Board of OCSI on May 3, 2017 and resigned from both Boards on October 17, 2017.
(8)	Messrs. John B. Frank, Marc H. Gamsin, Craig Jacobson, Richard G. Ruben and Bruce Zimmerman were not members of either Board during fiscal year 2017, and each joined the Boards on October 17, 2017.
(9)	Mr. Khorana resigned as a member of OCSL’s Board on May 5, 2017.
(10)	Mr. Owens resigned from his roles as OCSL’s Chief Executive Officer, OCSI’s President and member of each Company’s Board on January 2, 2017.
(11)	Mr. Castro-Blanco joined the OCSI Board on October 19, 2016 and resigned from both Boards on October 17, 2017.

OCSL

For fiscal year 2017, the independent directors of OCSL each received an annual retainer fee of $100,000, payable once per year to independent directors that attend at least 75% of the meetings held the previous fiscal year. In addition, the independent directors of OCSL received $2,500 for each Board meeting in which the director attended in person and $1,000 for each Board meeting in which the director participated other than in person, and reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting. The independent directors also received $1,000 for each Board committee meeting in which they attended in person and $500 for each Board committee meeting in which they participated other than in person, and reimbursement of reasonable out-of-pocket expenses incurred in connection with attending a committee meeting not held concurrently with a Board meeting. For fiscal year 2017, the independent directors serving on the OCSL Co-Investment Committee, which was responsible for reviewing and approving certain co-investment transactions under the conditions of an exemptive order received from the SEC, also received $500 for each Co-Investment Committee meeting in which they attended in person and $300 for each Co-Investment Committee meeting in which they participated other than in person plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Co-Investment Committee meeting not held concurrently with a Board meeting.

In addition, for fiscal year 2017, the Chairman of the OCSL Audit Committee received an annual retainer of $25,000, the Chairman of the subcommittee of the OCSL Audit Committee received an annual retainer of $25,000, the Chairman of the OCSL Nominating and Corporate Governance Committee and the OCSL Compensation Committee each received an annual retainer of $5,000 and the Chairman of the OCSL Co-Investment Committee received an annual retainer of $15,000. No compensation was paid to directors who were interested persons of OCSL as defined in the 1940 Act.

For fiscal year 2018, the independent directors of OCSL will receive an annual retainer fee of $135,000. In addition, the lead independent director will receive $15,000, and the Chair of the Company’s Audit Committee will also receive $15,000. The OCSL Board has also adopted a policy which, over a period of time, requires each independent director to hold Company stock equal to one year’s worth of compensation.

OCSI

For fiscal year 2017, the independent directors of OCSI each received an annual retainer fee of $55,500, payable once per year to independent directors that attend at least 75% of the meetings held the previous fiscal year. In addition, the independent directors of OCSI received $2,000 for each Board meeting in which the director attended in person and $1,000 for each Board meeting in which the director participated other than in person, and reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting. The independent directors also received $1,000 for each Board committee meeting in which they attended in person and $500 for each Board committee meeting in which they participated other than in person, and reimbursement of reasonable out-of-pocket expenses incurred in connection with attending a committee meeting not held concurrently with a Board meeting. For fiscal year 2017, the independent directors serving on the OCSI Co-Investment Committee, which was responsible for reviewing and approving certain co-investment transactions under the conditions of the exemptive order received from the SEC, also received $500 for each Co-Investment Committee meeting in which they attended in person and $300 for each Co-Investment Committee meeting in which they participated other than in person plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Co-Investment Committee meeting not held concurrently with a Board meeting.

In addition, for fiscal year 2017, the Chairman of the OCSI Audit Committee received an annual retainer of $25,000, the Chairman of the OCSI Nominating and Corporate Governance Committee and the OCSI Compensation Committee each received an annual retainer of $2,500 and the Chairman of the OCSI Co-Investment Committee received an annual retainer of $15,000. No compensation was paid to directors who were interested persons of OCSI as defined in the 1940 Act.

For fiscal year 2018, the independent directors of OCSI will receive an annual retainer fee of $100,000. In addition, the lead independent director will receive $10,000, and the Chair of the Company’s Audit Committee will also receive $10,000. The OCSI Board has also adopted a policy which, over a period of time, requires each independent director to hold Company stock equal to one year’s worth of compensation.

PROPOSAL 2 — RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2018 FISCAL YEAR

Upon the recommendation of each respective Audit Committee of the Boards, each Board has retained EY as such Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018, subject to ratification by each Company’s stockholders.

On January 4, 2018, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm of each Company, and the Audit Committee of each Board accepted the resignation of PwC effective as of that date. PwC served as each Company’s independent registered public accounting firm for the fiscal years ended September 30, 2017 and 2016. The audit reports of PwC on each Company’s consolidated financial statements as of and for the fiscal years ended September 30, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2017 and 2016 and through January 4, 2018, there were no disagreements between either Company and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its audit report, and, except as set forth in the following sentence, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K for either Company. As previously disclosed in the Companies’ respective Annual Reports on Form 10-K for the fiscal years ended September 30, 2017 and 2016, management and PwC concluded that each Company had a material weakness in internal control over financial reporting because it did not design or maintain effective controls to internally communicate current accounting policies and procedures, including the nature of supporting documentation required to validate certain portfolio company data, as of each of September 30, 2017 and September 30, 2016. Each Audit Committee discussed the material weakness with PwC, and each Company has authorized PwC to respond fully to inquiries of such Company’s successor independent registered public accounting firm concerning this matter. Each Company received a letter from PwC addressed to the Securities and Exchange Commission stating that PwC agrees with the above statements concerning PwC. A copy of PwC’s letters, each dated January 8, 2018, was attached as an exhibit to Form 8-Ks filed by each of OCSL and OCSI on January 8, 2018.

Effective January 4, 2018, each Audit Committee engaged EY to serve as such Company’s independent registered public accounting firm. During the fiscal years ended September 30, 2017 and 2016 and through January 4, 2018, none of OCSI, OCSL nor anyone on their behalf consulted with EY regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K). It is expected that a representative of EY will participate in the virtual Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions. It is not expected that a representative of PwC will participate in the virtual Annual Meeting.

Independent Auditor’s Fees

The following table presents fees for professional services rendered by PwC for the fiscal years ended September 30, 2017 and 2016.

	2017				2016
	OCSL		OCSI		OCSL		OCSI
Audit Fees	$2,538,407		$544,163		$1,831,710		$493,601
Audit-Related Fees	$30,000		$10,000		$—		$—
Aggregate Non-Audit Fees:
Tax Fees	$112,000		$24,900		$112,900		$25,000
All Other Fees	—		—		—		—
Total Aggregate Non-Audit Fees	$112,000	(1)	$24,900	(2)	$112,900	(3)	$25,000	(4)
Total Fees	$2,680,407		$579,063		$1,944,610		$518,601

(1)	Non-audit fees represent 4.2% of total fees.
(2)	Non-audit fees represent 4.3% of total fees.
(3)	Non-audit fees represent 5.8% of total fees.
(4)	Non-audit fees represent 4.8% of total fees.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of each Company’s year-end financial statements and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of each Company’s financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state and local tax compliance.

All Other Fees. All other fees would include fees for products and services other than the services reported above.

Required Vote

For each Company, the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to approve this proposal. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Because brokers will have discretionary authority to vote for the ratification of the selection of each Company’s registered independent public accounting firm in the event that they do not receive voting instructions from the beneficial owner of shares of our common stock, there should not be any broker non-votes with respect to this proposal.

Each Board unanimously recommends a vote “FOR” the proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the applicable Company for the fiscal year ending September 30, 2018.

Audit Committee Report

The following is the joint report of the Audit Committees with respect to each Company’s audited financial statements for the fiscal year ended September 30, 2017.

As part of its oversight of each Company’s financial statements, each Company’s Audit Committee reviewed and discussed with both management and its independent registered public accounting firm the applicable Company’s audited financial statements filed with the SEC as of and for the fiscal year ended September 30, 2017. Each Company’s management advised each Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles (GAAP), and reviewed significant accounting issues with the Audit Committee. Each Company’s Audit Committee discussed with its independent registered public accounting firm the matters required to be discussed by Auditing Standards No. 16, (Communication with Audit Committees). The independent registered public accounting firm also provided to the Audit Committees of both Companies the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the applicable Company’s Audit Committee concerning independence, and such Audit Committee discussed the subject of independence with the independent registered public accounting firm.

Each Company’s Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by its independent registered public accounting firm. Pursuant to the policies, each Company’s Audit Committee pre-approves the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such services does not impair the firm’s independence.

Any requests for audit, audit-related, tax, and other services that have not received general pre-approval must be submitted to the applicable Company’s Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the applicable Audit Committee. However, such Audit Committee may delegate pre-approval authority to subcommittees of one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the applicable Audit Committee at its next scheduled meeting. Neither of the Companies’ Audit Committees delegates its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Each Company’s Audit Committee has reviewed the audit fees paid by such Company to its independent registered public accounting firm. It has also reviewed non-audit services and fees to assure compliance with the applicable Company’s and Audit Committee’s policies restricting the independent registered public accounting firm from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee of each Company recommended to the applicable Board that the financial statements as of and for the year ended September 30, 2017, be included in each Company’s Annual Report on Form 10-K for the year ended September 30, 2017, for filing with the SEC. Each of the Audit Committees also recommended the selection of EY to serve as the independent registered public accounting firm of the applicable Company for the fiscal year ending September 30, 2018.

OCSL Audit Committee	OCSI Audit Committee
Bruce Zimmerman, Chairman	Bruce Zimmerman, Chairman
Richard Dutkiewicz, Member	Marc Gamsin, Member
Marc Gamsin, Member	Richard Ruben, Member
Richard Ruben, Member

OTHER MATTERS

Stockholder Proposals

Any stockholder proposals submitted pursuant to the SEC’s Rule 14a-8 for inclusion in either Company’s proxy statement and form of proxy for the 2019 annual meeting of stockholders must be received by the applicable Company on or before October 15, 2018. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Oaktree Specialty Lending Corporation or Oaktree Strategic Income Corporation, as applicable, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, Attention: Secretary. In order for any proposal by an OCSL or OCSI stockholder made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) of the Exchange Act, it must be received by the applicable Company not later than December 29, 2018. If your proposal is not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by the applicable Company for the 2019 annual meeting of stockholders may confer discretionary authority to such Company to vote on that proposal.

Stockholder proposals or director nominations for either Company to be presented at the 2019 annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of the applicable Company not more than 150 days and not less than 120 days prior to the date of the anniversary of the previous year’s annual meeting of stockholders. For the 2019 annual meeting of stockholders of either Company, such Company must receive such proposals and nominations no earlier than November 7, 2018 and no later than December 7, 2018. If the annual meeting of stockholders is scheduled to be held on a date more than thirty days prior to or after such anniversary date, stockholder proposals or director nominations must be received no later than the 10th day following the day on which such notice of the date of the 2019 annual meeting of stockholders was mailed or such public disclosure of the date of the annual meeting was made. Proposals and nominations must also comply with the other requirements contained in OCSL’s or OCSI’s bylaws, as applicable, including supporting documentation and other information and representations.

Other Business

Each Company’s Board does not presently intend to bring any other business before the Annual Meeting. As to any other business that may properly come before the Annual Meeting, however, proxies will be voted in respect thereof in accordance with the discretion of the proxyholders.

Whether or not you expect to participate in the virtual Annual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote via the Internet or telephone, or request, sign, date and return a proxy card so that you may be represented at the Annual Meeting. The Annual Meeting will be a completely virtual meeting of stockholders and will be conducted exclusively by webcast. To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/ocsl2018 if you are an OCSL stockholder and/or www.virtualshareholdermeeting.com/ocsi2018 if you are an OCSI stockholder and, in each case, enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials. Online check-in will begin at 9:55 a.m., Pacific Time. Please allow time for online check-in procedures. For questions regarding the virtual Annual Meeting and voting, please contact us by calling us collect at (212) 284-1900, by e-mail to OCSL at ocsl-ir@oaktreecapital.com or to OCSI at ocsi-ir@oaktreecapital.com, or by writing to Oaktree Specialty Lending Corporation or Oaktree Strategic Income Corporation, as applicable, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, Attention: Secretary.

Delivery of Proxy Materials

Please note that only one copy of the 2018 joint proxy statement, the applicable 2017 Annual Report or Notice of Annual Meeting may be delivered to two or more stockholders of record of OCSL and/or OCSI who share an address unless we have received contrary instructions from one or more of such stockholders. We will deliver promptly, upon request, a separate copy of any of these documents to stockholders of record of OCSL and/or OCSI at a shared address to which a single copy of such document(s) was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by calling us collect at (212) 284-1900 or by writing to Oaktree Specialty Lending Corporation or Oaktree Strategic Income Corporation, as applicable, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, Attention: Secretary.

Available Information

We file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information, including each Company’s most recent Annual Report on Form 10-K, is also available free of charge by calling us collect at (212) 284-1900, by e-mail to OCSL at ocsl-ir@oaktreecapital.com or to OCSI at ocsi-ir@oaktreecapital.com, or by writing to Oaktree Specialty Lending Corporation or Oaktree Strategic Income Corporation, as applicable, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, Attention: Secretary, or on our website at https://www.oaktreespecialtylending.com or https://www.oaktreestrategicincome.com, respectively. The information on these websites is not incorporated by reference into this proxy statement.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on April 6, 2018.

OAKTREE SPECIALTY LENDING CORPORATION

OAKTREE STRATEGIC LENDING CORPORATION 333 SOUTH GRAND AVENUE, 28TH FLOOR LOS ANGELES, CA 90071

Meeting Information

Meeting Type: Annual Meeting
For holders as of: February 9, 2018
Date: April 6, 2018 Time: 10:00 a.m. Pacific Time
Location: Meeting live via the Internet—please visit

      www.virtualshareholdermeeting.com/ocsl2018.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/ocsl2018 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT         ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 25, 2018 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/ocsl2018. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR all of the following nominees.

1.	To elect two directors of the Company, each of whom will serve until the Company’s 2021 Annual Meeting of Stockholders or until his successor is duly elected and qualified:

01)	Marc H. Gamsin
02)	Craig Jacobson

The Board of Directors recommends you vote FOR the following proposal.

2.	To ratify the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending September 30, 2018.

To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

OAKTREE SPECIALTY LENDING CORPORATION 333 SOUTH GRAND AVENUE, 28TH FLOOR LOS ANGELES, CA 90071

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/ocsl2018

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E35716-P01438	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OAKTREE SPECIALTY LENDING CORPORATION		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR all of the following nominees: Votes on Directors		☐	☐	☐

1.	To elect two directors of the Company, each of whom will serve until the Company’s 2021 Annual Meeting of Stockholders or until his successor is duly elected and qualified:

01) Marc H. Gamsin
02) Craig Jacobson

The Board of Directors recommends you vote FOR the following proposal. Votes on Proposal						For	Against	Abstain

2.	To ratify the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending September 30, 2018.					☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

 — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

E35717-P01438

Oaktree Specialty Lending Corporation

ANNUAL MEETING OF STOCKHOLDERS

April 6, 2018 10:00 A.M. Pacific Time

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Edgar Lee, Mathew Pendo and Mary Gallegly, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of Oaktree Specialty Lending Corporation (the “Company”) which the undersigned is entitled to vote at the 2018 Annual Meeting of Stockholders of the Company, to be held virtually on April 6, 2018, at 10:00 a.m. Pacific Time, at the following website: www.virtualshareholdermeeting.com/ocsl2018, and any adjournments or postponements thereof, as indicated on this proxy. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE. WHERE NO CHOICE IS SPECIFIED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE TWO NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, AS DESCRIBED IN THE PROXY STATEMENT. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on April 6, 2018.

OAKTREE STRATEGIC INCOME CORPORATION

OAKTREE STRATEGIC INCOME CORPORATION 333 SOUTH GRAND AVENUE, 28TH FLOOR LOS ANGELES, CA 90071

Meeting Information

Meeting Type: Annual Meeting
For holders as of: February 9, 2018
Date: April 6, 2018 Time: 10:00 a.m. Pacific Time
Location: Meeting live via the Internet—please visit www.virtualshareholdermeeting.com/ocsi2018.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/ocsi2018 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT        ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 25, 2018 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/ocsi2018. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR all of the following nominees.

1.	To elect two directors of the Company, each of whom will serve until the Company’s 2021 Annual Meeting of Stockholders or until his successor is duly elected and qualified:

01)	Marc H. Gamsin
02)	Craig Jacobson

The Board of Directors recommends you vote FOR the following proposal.

2.	To ratify the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending September 30, 2018

To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

OAKTREE STRATEGIC INCOME CORPORATION 333 SOUTH GRAND AVENUE, 28TH FLOOR LOS ANGELES, CA 90071

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/ocsi2018

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E35714-P01439	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OAKTREE STRATEGIC INCOME CORPORATION		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR all of the following nominees. Votes on Directors		☐	☐	☐

1.	To elect two directors of the Company, each of whom will serve until the Company’s 2021 Annual Meeting of Stockholders or until his successor is duly elected and qualified:

01) Marc H. Gamsin
02) Craig Jacobson

The Board of Directors recommends you vote FOR the following proposal. Votes on Proposal						For	Against	Abstain

2	To ratify the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending September 30, 2018.					☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

 — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

E35715-P01439

Oaktree Strategic Income Corporation

ANNUAL MEETING OF STOCKHOLDERS

April 6, 2018 10:00 A.M. Pacific Time

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Edgar Lee, Mathew Pendo and Mary Gallegly, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of Oaktree Strategic Income Corporation (the “Company”) which the undersigned is entitled to vote at the 2018 Annual Meeting of Stockholders of the Company, to be held virtually on April 6, 2018, at 10:00 a.m. Pacific Time, at the following website: www.virtualshareholdermeeting.com/ocsi2018, and any adjournments or postponements thereof, as indicated on this proxy. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE. WHERE NO CHOICE IS SPECIFIED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE TWO NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, AS DESCRIBED IN THE PROXY STATEMENT. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side